Exhibit 10.1 d


THIS TAX DEED OF COVENANT is made on       April 6th                 2001
BETWEEN:

(1) THE PERSONS whose names and addresses are set out in Part 1 of the Schedule (together the "Covenantors"); and

(2) DYNAMOTIVE EUROPE LIMITED (registered in England and Wales under number 3244426) whose registered office is at 4 Goldington Road, Bedford MK40 3NF (the "Purchaser" on behalf of itself and its successors and assigns)

WHEREAS by an agreement dated of the same date as this Agreement ("the Agreement") the Purchaser agreed to purchase 75% of the issued shares in the capital of the Company owned by the Covenantors and the Covenantors agreed on completion thereof to enter into this Deed

IT IS AGREED as follows:

1.  DEFINITIONS AND INTERPRETATION

1.1 In this Deed words and expressions shall have the meaning given to them in the Agreement (unless specifically defined or varied herein) and in addition the following definitions shall apply:-

    "ACTUAL LIABILITY to Taxation" means any liability of a Company to make an actual payment of Taxation;

    "THE AUDITORS" means the auditors for the time being of the Company (appropriate to the case);

    "CLAIM" includes any assessment, notice, letter, demand or other document issued or action taken by or on behalf of any Tax Authority whatsoever (whether of the United Kingdom or elsewhere in the world) (whether issued before or after the date hereof and whether satisfied or not at the date hereof) from which it appears that a Liability to Taxation or a liability to stamp duty has been or may be imposed or an increased or further payment of Taxation or stamp duty is or may be required to be made or that a right to Relief or repayment of Taxation may be denied or reduced or set off and whether or not the Company or the Purchaser has or may have any right of reimbursement against any other person and whether or not the same is directly or primarily payable by or attributable to the Company or the Purchaser;

    "THE COMPANY" or "A COMPANY" means the companies listed in Part 2 of the Schedule and each, any or all of them as the context shall require;

    "EVENT" includes any payment, transaction, act, event or omission (including without limitation entering into or Completion of the Agreement, the death of any person, any failure to take any action which would avoid an apportionment or deemed distribution of income and any change in the residence of any person for the purposes of any Tax) whether or not a Company is a party thereto and references to an Event occurring on or before a particular date shall include an Event deemed to occur or treated as occurring on or before that date and the combined result of two or more Events the first of which only shall have taken place on or before that date;

    "INHERITANCE TAX" means inheritance tax charged under the Inheritance Tax Act 1984;

    "LIABILITY TO TAXATION" means

       (a) any Actual Liability to Taxation regardless of whether such liability shall have been discharged in whole or in part on or before Completion (and, for the purposes of Clause 2, the amount of such a Liability to Taxation shall be the amount of the actual payment of Taxation which the Company is liable to make); or

       (b) the loss by a Company (in whole or in part) of any Relevant Pre-Completion Relief (and, for the purposes of Clause 2, if the Relevant Pre-Completion Relief lost was a deduction from or set-off against Taxation, the amount of such a Liability to Taxation shall be the amount of the Relevant Pre-Completion Relief lost, or, if the Relevant Pre-Completion Relief lost was a deduction from or set-off against Profits, the amount of such a Liability to Taxation shall be the amount of Taxation which would have been saved but for the loss of the Relevant Pre-Completion Relief on the basis of rates of Taxation current at the Completion Date); or

       (c) the set-off of any Relevant Pre-Completion Relief or any Post-Completion Relief against any Actual Liability to Taxation in respect of which the Covenantors would, but for such set-off, have been liable under Clause 2, or against any Profits of a Company earned, accrued or received on or before Completion or in respect of a period ended on or before Completion in circumstances where, but for such set-off, a Company would have suffered an Actual Liability to Taxation in respect of which the Covenantors would have been liable under Clause 2 (and, for the purposes of Clause 2, the amount of such a Liability to Taxation shall be the amount of the Relevant Pre-Completion Relief or Post-Completion Relief set-off against an Actual Liability to Taxation or the amount of Taxation saved as a result of the set-off of the Relevant Pre-Completion Relief or Post-Completion Relief against Profits as the case may be); or

       (d) the loss by a Company (in whole or in part) of any right to repayment of Taxation which was treated as an asset of the Company and referred to or reflected in the Accounts or the set-off of any such right to repayment of Taxation or any right to repayment of Taxation which arises wholly as a result of an Event occurring after Completion against an Actual Liability to Taxation in respect of which the Covenantors would, but for such set-off, have been liable under Clause 2 (and for the purposes of Clause 2, the amount of such a Liability to Taxation shall be the amount of the repayment of Taxation which would have been obtained but for the loss or set-off) and references to repayment of Taxation in this Deed shall include any repayment supplement or interest receivable or claimable in respect thereof;

    "POST-COMPLETION RELIEF" means any Relief which arises wholly as a result of any Event occurring after Completion or by reference to an accounting period of a Company commencing after Completion;

    "PROFITS" includes income, profits or gains (including capital gains). References to Profits made, earned, accrued or received shall include any Profits deemed to have been or treated as made, earned, accrued or received for the purpose of any Tax Statute;

"RELEVANT PRE-COMPLETION RELIEF" means

    (a) any Relief which was treated as an asset of a Company or otherwise referred to or reflected in the Accounts; or

    (b) any Relief which was taken into account in computing (and so reducing or eliminating) any provision for deferred Tax which appears in the Accounts or which would have appeared in the Accounts but for the presumed availability of such Relief;

    "RELIEF" means any relief, loss, allowance, exemption, set-off, deduction or credit available from or against Taxation or in computing Profits;

    "TAX" OR "TAXATION" includes all forms of taxation and statutory, governmental, state, provincial, local governmental or municipal impositions, duties, contributions and levies, in each case whether of the United Kingdom or elsewhere in the world whenever imposed and whether chargeable directly or primarily against or attributable directly or primarily to a Company or any other person and all penalties, fines, surcharges, charges, costs and interest relating thereto PROVIDED THAT references to Taxation shall not extend to stamp duty or penalties or interest in respect thereof;

    "TAX AUTHORITY" means any Tax or other authority, whether of the United Kingdom or elsewhere;

    "TAX STATUTE" means any statute, enactment, law regulation or arrangement wheresoever enacted or issued, coming into force or entered into providing for or imposing any Taxation;

1.2 The provisions of Clauses 1.1, 1.2, (c), (d), (e), (g), (h), (k), (l) and
    (m) of the Agreement shall be deemed to be incorporated into this Deed.

1.3 References to the 'Purchaser' shall where the benefit of this Deed has been assigned under Clause 12, mean the person or persons for the time being entitled to the benefit of this Deed.

2.  COVENANT

2.1 Subject as provided in this Deed the Covenantors covenant with the Purchaser to pay to the Purchaser on the due date for payment pursuant to Clause 6 an amount equal to 75% of:

    (a) any Liability to Taxation resulting from or by reason of any Profits made, earned, accrued or received by a Company on or before the Completion Date or resulting directly or indirectly from (or by reason of) any Event occurring on or before the Completion Date;

    (b) any depletion in or reduction in value of the assets or increase in the liabilities of the Purchaser or a Company as a result of any Inheritance Tax which:

        (i) is at Completion a charge on any of the Shares or any assets of the Company or gives rise to a power to sell, mortgage or charge any of the Shares or assets of the Company; or

        (ii) after Completion becomes a charge on or gives rise to a power to sell, mortgage or charge any of the Shares or assets of the Company being a liability in respect of Inheritance Tax or additional Inheritance Tax payable as a result of the death of any person within seven years after a transfer of value (or a deemed transfer of value) if a charge on or power to sell, mortgage or charge any such Shares or assets existed at Completion or would, if the death had occurred immediately before Completion and the Inheritance Tax payable as a result thereof had not been paid, have existed at Completion; or


       (iii) arises as a result of a transfer of value occurring on or before Completion (whether or not in conjunction with the death of any person whenever occurring) which increased the value of the assets of the Company;

    (c) any Liability to Taxation of a Company which is the primary liability of any other person (other than the Purchaser);

    (d) any Liability to Taxation affecting a Company in respect of or arising from any Event completed after Completion in pursuance of a legally binding obligation or an arrangement, in either case whether or not conditional, incurred or entered into on or before Completion;

    (e) all costs and expenses reasonably and properly incurred or payable by any Company or the Purchaser in connection with any matter for which the Purchaser makes a claim under this Deed including in taking or defending any action under this Deed.

2.2 In determining for the purposes of this Deed whether a charge on or power to sell, mortgage or charge any of the Shares or assets of a Company exists at any time the fact that any Inheritance Tax is not yet payable or may be paid by instalments shall be disregarded and such Inheritance Tax shall be treated as becoming due and a charge or power to sell, mortgage or charge as arising on the date of the transfer of value or other date or Event on or in respect of which it becomes payable or arises.

2.3 The provisions of section 213 of the ITA shall not apply to any payments falling to be made under this Deed.

2.4 Any payments made under sub-clauses 2.1(a)-(e) (inclusive) and Clause 9 shall be treated as an adjustment to the consideration paid by the Purchaser for the Shares under the terms of the Agreement.

3.  EXCLUSIONS

3.1 The Covenantors shall not be liable under Clause 2 of this Deed:-

    (a) if and to the extent that a specific provision or reserve is made in the Accounts (excluding for the avoidance of doubt the notes thereto and the directors' and auditors' reports thereon in respect of the matter giving rise to the Liability for Taxation and any provision for deferred tax); or

    (b) if and to the extent that the liability arises in the ordinary course of business of the Company since the Accounting Date; or

    (c) if and to the extent that such Liability to Taxation arises or is increased as a result solely of any increase in rates of Taxation made after Completion with retrospective effect or of a change in the law made after Completion with retrospective effect or if and to the extent it arises or is increased as a result of any change in accounting policy introduced after Completion by any recognised accounting body with retrospective effect or is otherwise attributable to any legislation not in force at the date of this Agreement which takes effect hereafter but this exclusion shall not apply to any change made substantially in accordance with an announcement made before the date of this Deed;

    (d) if and to the extent that recovery has been made by the Purchaser under the Warranties in respect of the same Liability to Taxation; or

    (e) if and to the extent that the relevant liability to Taxation related to the loss by the Company of any Relevant Pre-Completion Relief, to the extent that the Company's aggregate Pre-Completion Reliefs are equal to or greater than 500,000 pound sterling.

3.2 The provisions of Schedule 6 to the Agreement which are expressed to apply to this Deed shall be incorporated into and shall apply to limit the Covenantors' liability under this Deed by which limitations the Purchaser agrees to be bound.

4.  NOTIFICATION AND CONDUCT OF CLAIMS

4.1 If the Company or the Purchaser (as the case may be) shall become aware after Completion of a Claim for Taxation relevant for the purposes of this Deed or which may give rise to a Claim for breach of any of the Tax Warranties, the Purchaser shall as soon as reasonably practicable (and in the case of an assessment to or an actual demand for payment of Taxation, in any event within 28 Business Days thereafter) give written notice thereof to the Covenantors, provided that written notice shall not be a condition precedent to liability of the Covenantors under this Deed.

4.2 If the Covenantors shall indemnify and secure the Company and/or the Purchaser (as the case may be) to its reasonable satisfaction against all liabilities, costs, damages or expenses which may be incurred thereby including any additional Claim for Taxation and including the amount of Taxation which is the subject of the Claim the Purchaser shall and shall procure that the Company shall take such action and give such information and assistance in connection with the Company's affairs at the Covenantors' cost as the Covenantors may reasonably request in writing to avoid, dispute, defend, resist, appeal or compromise any Claim (such a Claim where action is so requested being hereinafter referred to as a "Dispute") including but not limited to applying to postpone (so far as legally possible) the payment of any Taxation and/or allowing the Covenantors to undertake at their own expense the conduct of all or any proceedings of whatsoever nature arising in connection with the Claim in question PROVIDED THAT

    (a) the Company and the Purchaser may take any action they think fit if having given the Covenantors written notice of the receipt of such Claim the Purchaser or the Company has not within 10 Business Days thereafter received instructions in writing from the Covenantors or their duly authorised agents as to the conduct of the Claim;

    (b) neither the Company nor the Purchaser shall in any event be obliged to take any action under this Clause 4 which would mean contesting any Claim for Taxation before the High Court or any equivalent court unless the Covenantors first provide the Purchaser or the Company (at the Covenantors' cost) with the written opinion of leading Tax Counsel that an appeal against the Claim for Taxation in question is, in his opinion, and taking account of all the circumstances, on the balance of probabilities, likely to succeed; and

    (c) the Purchaser or the Company shall be entitled to admit, compromise, settle, discharge or otherwise deal with any Claim for Tax on such terms as it may in its absolute discretion think fit and without prejudicing any right or remedy under this Deed where any Tax Authority alleges fraud or wilful default, fraudulent or negligent conduct or serious or persistent misdeclaration on the part of the Company or any of the Covenantors in respect of any period prior to the Completion Date.

4.3 Neither the Purchaser nor the Company shall be subject to any Claim by or liability to the Covenantors on the grounds that the Purchaser or the Company (as the case may be) has not complied with any of the foregoing provisions of this Clause 4 or Clause 5 below if the Purchaser or the Company (as the case may be) has bona fide acted in accordance with the written instructions of one of the Covenantors.

5.  CONDUCT OF DISPUTES

5.1 If the Covenantors undertake the conduct of a Dispute under Clause 4.2 above then:-

    (a) the Purchaser shall be kept fully informed of all relevant matters pertaining to the Dispute and shall be provided promptly with copies of all correspondence and notes or other written records of telephone conversations or meetings pertaining thereto at the cost of the Covenantors;

    (b) the appointment of solicitors or other professional advisers shall be subject to the prior written approval of the Purchaser (such approval not to be unreasonably withheld or delayed);

    (c) all communications, written or otherwise, pertaining to the Dispute which are likely to affect the amount of any future Taxation Liability of the Company which are to be transmitted to any Tax Authority shall first be submitted to the Purchaser for approval and shall only be finally transmitted if such approval is given (such approval not to be unreasonably withheld or delayed); and

    (d) the Covenantors shall make no settlement or compromise of the Dispute or agree any matter in the conduct of the Dispute which is likely to affect the amount thereof or the future Tax liability of the Company the Purchaser without the prior written approval of the Purchaser not to be unreasonably withheld or delayed.

5.2 Neither the Purchaser nor the Company shall be required to take any action which it reasonably considers will be unduly onerous or materially prejudice it or otherwise damage the business of the Purchaser or the Company or otherwise cause any officer or employee of the Purchaser or the Company to be in breach of their duties or any law or regulation.

6.  PAYMENT DATE

6.1 The following provisions shall apply in determining the due date for payment under Clause 2 or Clause 9:-

    (a) in a case which involves (and to the extent that it involves) an actual payment of Taxation by the Company or the Purchaser which Taxation has not already been paid and which is not yet due for payment the Covenantors shall pay the amount due under this Deed on or before the later of:-

        (i) three Business Days prior to the date on which the Taxation in question would have to be paid in order to prevent a liability to interest or a fine, charge, penalty or surcharge from arising in respect thereof or (if earlier) no later than three Business Days prior to the date on which the Taxation in question must be paid in order to entitle the Company or the Purchaser to make an appeal against the assessment; and

        (ii) seven Business Days after the Purchaser has served notice in writing on the Covenantors or its duly authorised agents demanding such payment; and

    (b) in a case which involves (and to the extent that it involves) an actual payment of Taxation by the Company or the Purchaser which Taxation has already been paid or become due for payment, the Covenantors shall pay the amount due under this Deed within three Business Days after receipt of a written demand for such payment from the Purchaser or the Company; and

    (c) in a case which involves the loss or set off by the Company of any Relevant Pre-Completion Relief or the set off of any Post-Completion Relief, the Covenantors shall pay the amount due under this Deed on the last date on which that Company would have had to have paid to the appropriate Taxing Authority the Tax which would have been saved (had the Relevant Pre-Completion Relief or Post-Completion Relief been available) in order to avoid incurring a liability to interest or a charge or penalty in respect of that Tax; and

    (d) in a case which involves the loss by the Company of any right to repayment of Taxation which was treated as an asset of the Company or otherwise referred to or reflected in the Accounts or the set-off of any such right to repayment of Taxation, the Covenantors shall pay the amount due under this Deed on the later of three Business Days after receipt of a demand for such payment from the Purchaser and the date on which such right to repayment (or increased repayment) of Taxation would have been due were it not for such loss or set-off; and

    (e) in any other case three Business Days after service by the Purchaser or the Company of a written demand for the payments for which the Covenantors are liable under this Deed.

6.2 All payments under this Deed shall be made in cleared funds.

7.  INTEREST ON LATE PAYMENT

    Payment due to be made by the Covenantors under this Deed shall (in addition to any interest or penalties included in such payment) carry interest from the due date for payment up to and including the date of actual payment at the rate of two per cent per annum above the base rate from time to time of Barclays Bank Plc such interest to accrue from day to day both before and after any judgment and to be compounded annually.

8.  DEDUCTIONS FROM PAYMENTS

8.1 All sums payable by the Covenantors to the Purchaser under this Deed shall be paid free and clear of any set-off, counterclaim, deduction or withholding whatsoever save only as may be required by law.

8.2 If any such deduction or withholding as is referred to in Clause 8.1 above is required by law the Covenantors shall be obliged to pay to the Purchaser such additional sum as will after such deduction or withholding has been made leave the Purchaser with the same amount as it would have been entitled to receive in the absence of such deduction or withholding but taking into account any credit or benefit received by the Purchaser in connection therewith.

8.3 If any sum payable by the Covenantors to the Purchaser under this Deed shall be charged to Tax by any Tax Authority in the hands of the recipient the same obligation to make an increased payment as is referred to in Clause 8.2 shall apply in relation to such sum as if it were a deduction or withholding required by law.

9.  STAMP DUTY

    The Covenantors hereby jointly and severally warrant to the Purchaser that all the documents forming part of the title to any asset of the Company or which the Purchaser or the Company may wish to enforce or produce in evidence are duly stamped and have where appropriate been adjudicated. The Covenantors hereby jointly and severally agree that in the event of a breach of this warranty they shall pay to the Purchaser on demand by way of liquidated damages an amount equal to the unpaid stamp duty and any interest or penalties payable in respect thereof.

10. ENFORCEABILITY

    For the avoidance of doubt the covenants contained in this Deed shall be enforceable before as well as after any payment covered by such covenants has been made and if the covenants contained herein shall be found void or invalid for any reason but would be valid if the application thereof to a particular claim, Event or form of Taxation or other provision in this Deed were limited or deleted the covenants shall apply with such modification as may be necessary to make it valid and effective.

11. NO WAIVER

    The provisions of Clause [13] of the Agreement shall apply as if incorporated herein save that references to "Agreement" shall be read and construed as references to this Deed.

12. ASSIGNMENT

    The provisions of clause [17] of the Agreement shall apply to this Deed mutatis mutandis.

13. COUNTERPARTS

    This Deed may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original but all the counterparts together shall constitute one and the same Deed.

14. NOTICES

    Any notice to be given under this Deed shall be given in accordance with the provisions of Clause [10] of the Agreement.

15. LAW AND JURISDICTION

    The provisions of Clause [16] of the Agreement shall apply as if incorporated herein save that the references to "Agreement" shall be read and construed as a reference to this Deed.

16. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

    A person who is not a party to this Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS whereof this document has been duly executed as a Deed the day and year first above written.


                             SCHEDULE
Part 1

NAME OF COVENANTORS                                   ADDRESS

David John Turnbull                              9 Barony Knoll
                                                 Jedburgh Road
                                                 Kelso
                                                 Roxburghshire

Dr Nigel John Burton                             Minerva House
                                                 6 Barnsbury Square
                                                 London
                                                 N1 1JL

John Michael Seed                                Woodend Farm
                                                 Duns
                                                 Berwickshire
                                                 TD11 3QW

David Archibald Seed                             Cothill Farm
                                                 Duns
                                                 Berwickshire
                                                 TD10 6YW

John Francis Seed                                Polwarth Bank
                                                 Duns
                                                 Berwickshire
                                                 TD10 6YP

Mrs Agnes Lawson Seed                            Polwarth Bank
                                                 Duns
                                                 Berwickshire
                                                 TD10 6YP

Mrs Barbara Louise Seed                          Woodend Farm
                                                 Duns
                                                 Berwickshire
                                                 TD11 3QW

Henry Forrest Frew                               Newton Brae
                                                 Foulden
                                                 Berwick-upon-Tweed
                                                 TD15 1UL

Mrs Patricia Anne Frew                           Newton Brae
                                                 Foulden
                                                 Berwick-upon-Tweed
                                                 TD15 1UL


Dr. Adrian Clive Bowles                          South Cottage
                                                 Hodson
                                                 Swindon
                                                 Wiltshire
                                                 SN4 0QG

Dr. Alan John Green                              1A Springmill
                                                 Ogden
                                                 Newhey
                                                 Rochdale
                                                 OL16 3TQ

EcoGen Projects Limited                          Meadowmist
                                                 Church Hill
                                                 Chacewater
                                                 Truro
                                                 Cornwall

BSW FORESTRY LIMITED                             EAST END
                                                 EARLSTON
                                                 BERWICKSHIRE

PART 2

COMPANY                                          NUMBER

Border Biofuels Limited                          SC137495

The Electric Tree Company Limited                SC152492

Incetec Limited                                  3150777

Emisary Limited                                  3150758

Border Biofuels (Charlesfield) Limited           SC152491

Biomass Energy Limited                           SC160403

Wood Power (Scotland) Limited                    SC161260

Ecogen Kielder Biomass Limited                   3328637

Biomass Heating Investments Limited              SC194722

Biomass Processing Limited                       SC137351

Third Generation Limited                         SC152057





SIGNED as a DEED by the said   )
DAVID JOHN TURNBULL            )        /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
DR. NIGEL JOHN BURTON          )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
JOHN MICHAEL SEED              )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
DAVID ARCHIBALD SEED           )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................



SIGNED as a DEED by the said   )
JOHN FRANCIS SEED              )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
AGNES LAWSON SEED              )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................





SIGNED as a DEED by the said   )
BARBARA LOUISE SEED            )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
HENRY FORREST FREW             )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
PATRICIA ANNE FREW             )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
DR. ADRIAN CLIVE BOWLES        )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




SIGNED as a DEED by the said   )
DR. ALAN JOHN GREEN            )      /Signature/
in the presence of:            )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................




EXECUTED AND DELIVERED AS A DEED by )
ECOGEN PROJECTS LIMITED             )      /Signature/
acting by:-                         )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................



EXECUTED AND DELIVERED AS A DEED by )
BSW FORESTRY LIMITED                )      /Signature/
acting by                           )


Witness' signature  ........ /Signature/.........................

Name:               ..Martin Reynard.............................

Address:            ..16B Merchestonews..........................

                    ..Edinbough..................................

Occupation:         ..General Manager............................


DATED                  April 6th                             2001





                          JOHN MICHAEL SEED & Others


                                 - and -


                          DYNAMOTIVE EUROPE LIMITED










                  ------------------------------------------

                             TAX DEED OF COVENANT
                                 relating to
                            BORDER BIOFUELS LIMITED

                  -------------------------------------------
















                             NICHOLSON GRAHAM & JONES
                                110 Cannon Street
                               London EC4N 6AR
                                Tel: 020 7648 9000
                                Fax: 020 7648 9001
                                Ref: KXG/D386-5